Pursuant to Rule 497 (e)
                                                      Registration No. 33-10436
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  CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
  DAILY INCOME FUND
  FLORIDA DAILY MUNICIPAL INCOME FUND
  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
  TAX EXEMPT PROCEEDS FUND, INC.
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                        SUPPLEMENT DATED AUGUST 28, 2009
               TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
                        FOR EACH OF THE ABOVE NAMED FUNDS

The second paragraph under section V. Investment Advisory and Other Services has been deleted and replaced with the following:

The Manager is a direct subsidiary of Natixis Global Asset Management, L.P. ("Natixis US"). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. The group includes two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendes France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendes France, 75013 Paris, France.